UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: August 26, 2002

                         Commission file number 1-10948

                               OFFICE DEPOT, INC.

             (Exact name of registrant as specified in its charter)

             Delaware                                        59-2663954
    ----------------------------------   ---------    --------------------------
    (State or other jurisdiction of                        (I.R.S. Employer
    incorporation or organization)                         Identification No.)


         2200 Old Germantown Road, Delray Beach, Florida      33445

          (Address of principal executive offices)         (Zip Code)


                                 (561) 438-4800

              (Registrant's telephone number, including area code)

        Former name or former address, if changed since last report: N/A



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ITEM 9.  REGULATION FD DISCLOSURE

On August 26, 2002, Office Depot Inc.(the "Company") gave notice to the holders of its Office Depot, Inc. Liquid Yield Option Notes Due November 1, 2008 (the "Notes") in aggregate principal amount of $2,912,000, that the Company has elected to redeem the Notes on September 26, 2002 at the redemption price of $785.44 per $1,000 in aggregate principal amount.

Attached to this Form 8-K as Exhibit 99.1.1 is a copy of the Notice of Redemption.





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

99.1.1. Copy of the Notice of Redemption to the Holders of Office Depot, Inc. Liquid Yield Option Notes due November 1, 2008.






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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                    OFFICE DEPOT, INC.

Date:  August 26, 2002                              By: /S/ DAVID C. FANNIN


                                                    David C. Fannin
                                                    Executive Vice President and
                                                    General Counsel